EXHIBIT 99.2

CERTIFICATION OF PERIODIC REPORT

     I, Hopson B. Nance, Senior Vice President and Chief Financial Officer of Vesta Insurance Group, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)        the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Dated: /s/    May 14 , 2003

                                                                                                                                 /s/   Hopson B. Nance
                                                                                                                                    Hopson B. Nance
                                                                                                                             Vice President, Controller and Interim Chief Financial Officer
                                                                                                                            Vesta Insurance Group, Inc.

     A signed original of this written statement required by Section 906 has been provided to Vesta Insurance Group, Inc. and will be retained by Vesta Insurance Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.